Exhibit 10.26

EXECUTION VERSION

FOURTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

THIS FOURTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of May 1, 2019, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”), and CMTG GS FINANCE LLC, a Delaware limited liability company, as seller (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of May 31, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 29, 2018, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 31, 2018, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement and First Amendment to Guarantee Agreement, dated as of March 12, 2019 (as the same has been or may be amended, modified and/or restated from time to time, the “Master Repurchase Agreement”); and

WHEREAS, Seller has requested Buyer extend the current Availability Period Expiration Date and Buyer has approved the extension of the current Availability Period Expiration Date, subject to the terms and conditions set forth herein; and

WHEREAS, in accordance with Section 3(i) of the Master Repurchase Agreement, Seller and Buyer wish to modify certain terms and provisions therein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a) Article 2 of the Master Repurchase Agreement is hereby amended by amending and restating, in its entirety, the following defined term:

“Availability Period Expiration Date” shall mean May 31, 2020, as such date may be extended in accordance with Article 3(i)(ii) of this Agreement.

2. Exercise of Renewal Option. Buyer and Seller acknowledge and agree that pursuant to the terms of this Amendment Seller has exercised the first of its two successive Renewal Options under Article 3(i)(ii) of the Master Repurchase Agreement and Seller shall have only one (1) remaining Renewal Option available under Article 3(i)(ii) of the Master Repurchase Agreement.

3. Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a) Amendment. This Amendment, duly executed and delivered by Seller, Buyer and Guarantor.

(b) Fees. Payment by Seller to Buyer of (i) the Renewal Period Fee on or prior to May 31, 2019 and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4. Seller Representations. Seller hereby represents and warrants that:

(a) no Potential Event of Default, Event of Default or Margin Deficit exists, and no Potential Event of Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment;

(b) the representations and warranties made by Seller, Pledgor and Guarantor in any of the Transaction Documents are true, correct, complete and accurate in all respects as of the date hereof (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in a Requested Exceptions Report prior to such date and approved by Buyer);

(c) (i) no amendments have been made to the organizational documents of Seller since May 31, 2017, (ii) Seller has authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment and (iii) there have been no changes to any of certifications made by Seller pursuant to that certain Officer’s Certificate from a Responsible Officer of Seller dated March 12, 2019; and

5. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement.

6. Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer (including, without limitation, the Guarantee Agreement) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

7. Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

8. Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

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9. Governing Law. The provisions of Article 20 of the Master Repurchase Agreement are incorporated herein by reference.

10. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11. References to Transaction Documents. All references to the “Repurchase Agreement” or the “Master Repurchase Agreement” in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, unless the context expressly requires otherwise.

12. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Jeffrey Dawkins
Name: Jeffrey Dawkins
Title: Authorized Person

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Fourth Amendment to Master Repurchase and Securities Contract Agreement

SELLER:

CMTG GS FINANCE LLC, a Delaware limited liability company

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

The undersigned hereby acknowledges the execution of the Amendment and agrees that the Guarantee Agreement and agreements therein subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer therein, and each party subordinating any right or lien to the rights and liens of Buyer, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Guarantee Agreement and agrees that its obligations under the Guarantee Agreement shall remain in full force and effect and apply to the additional components referenced in this Amendment.

GUARANTOR:

CLAROS MORTGAGE TRUST INC., a Maryland corporation

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory